EXHIBIT 10.41



                  Supplemental Agreement No. 7

                               to

                   Purchase Agreement No. 1670

                             between

                       THE BOEING COMPANY

                               and

                     UNITED AIR LINES, INC.

            Relating to Boeing Model 747-422 Aircraft


     This SUPPLEMENTAL AGREEMENT, entered into as of the 29th day of December 1995, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and UNITED AIR LINES, INC., a Delaware corporation, and UNITED WORLDWIDE CORPORATION (collectively hereinafter called Buyer);

                      W I T N E S S E T H:

          WHEREAS, the parties entered into that certain Purchase Agreement No. 1670, dated as of December 18, 1990, relating to the purchase and sale of Boeing Model 747-422 aircraft (hereinafter referred to as "The Aircraft", or the "Firm Aircraft", Reconfirmation Aircraft" or the "Option Aircraft", as such capitalized terms, and any other capitalized terms used herein, unless otherwise specifically defined herein, are defined in the "Purchase Agreement" (as such term is defined below)), which agreement, as amended and supplemented, together with all exhibits, specifications and letter agreements related or attached thereto, is hereinafter called the "Purchase Agreement" and;

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]






P.A. No. 1670              SA 6-1

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

          NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Purchase
Agreement as follows:

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2. Article 5, entitled Payment, paragraph 5.1, entitled Advance Payment Base Price, is hereby deleted and replaced with a new paragraph 5.1, which includes the revised Advanced Payment Base Prices for the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft. Such revised paragraph is attached hereto as Attachment 2 and incorporated into the Purchase Agreement by this reference.

3. The first sentence in paragraph no. 11 of Letter Agreement No. 6-1162-DLJ-891R2 entitled [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is hereby deleted and replaced with the following sentence: "Aircraft in
Article 2.1 of the Purchase Agreement scheduled for delivery after [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. The following "Months to be Utilized in Determining the Value of H & W" are hereby added to the table on page 3 of Exhibit D, entitled Price Adjustment due to Economic
Fluctuations.

     Month of Scheduled
     Aircraft Delivery as Set       Months to be Utilized
     Forth in Article 2.1 of        Determining the Value
     the Agreement                  of H & W

     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
     TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. Buyer hereby [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Aircraft scheduled for delivery in [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


P.A. No. 1670              SA 6-2

6. Buyer agrees that the invoice for the July 1997 747 Aircraft in this Supplemental Agreement will contain [*CONFIDENTIAL
MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT] pursuant to paragraph No. 13 of Letter Agreement No. 6-
1162-TML-1205.

7. Boeing agrees to [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT] for one 747, one 767, and three 737's pursuant to paragraph 7 of Letter Agreement No. 6-1162-TML-1205 in the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. No. 1670              SA 6-3

10. This Supplemental Agreement is subject to the confidentially provisions of Letter Agreement 6-1162-DLJ-886.

11. The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.


THE BOEING COMPANY           UNITED AIR LINES, INC.

By:  /s/ R.C. Nelson         By:  /s/ Douglas A. Hacker

Its:  Attorney-in-Fact       Its:  Senior Vice President and
                                   Chief Financial Officer


P.A. No. 1670              SA 6-4

Attachment 1 to
Supplemental
Agreement No. 7

ARTICLE 2.     Delivery of Aircraft; Title and Risk of Loss.

          2.1 Time of Delivery. Each Aircraft shall be delivered to Buyer assembled and ready for flight, and Buyer shall accept delivery of such Aircraft, during or, if mutually agreed, before the months set forth in the following schedule:

          Month and Year
          of Delivery              Quantity of Aircraft

          August 1992                   One (1)
          October 1992                  One (1)
          December 1992                 One (1)

          April 1993                    Two (2)
          June 1993                     One (1)
          August 1993                   One (1)

          June 1994*                    One (1)
          July 1994*                    One (1)

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[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

P.A. No. 1670               1-1

Attachment 1 to
Supplemental
Agreement No. 7

If Boeing gives Buyer at least ten (10) days' advance notice of the delivery date for an Aircraft, and delivery is delayed beyond such date due to Buyer's fault or responsibility, Buyer shall promptly reimburse Boeing for all costs and expenses incurred by Boeing as a result of such delay, including but not limited to reasonable amounts for storage, insurance, taxes, preservation or protection of the Aircraft, and interest on payments due.


P.A. No. 1670               1-2


Attachment 2 to
Supplemental
Agreement No. 7

ARTICLE 5.     Payment.

          5.1 Advance Payment Base Price. The advance payment base price of each Aircraft, depending on the month and year of scheduled delivery, is indicated below:

          Month and Year of          Advance Payment Base
          Scheduled Delivery         Price per Aircraft

          August 1992                 [Conf.Treat.Req.]
          October 1992                [Conf.Treat.Req.]
          December 1992               [Conf.Treat.Req.]

          April 1993                  [Conf.Treat.Req.]
          August 1993                 [Conf.Treat.Req.]
          November 1993               [Conf.Treat.Req.]

          June 1994 *                 [Conf.Treat.Req.]
          July 1994 *                 [Conf.Treat.Req.]

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[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]




P.A. No. 1670               2-1
Attachment 2 to
Supplemental
Agreement No. 7

Such advance payment base prices will be used to determine the amount of the first advance payment to be made by Buyer on each Aircraft pursuant to the provisions of Article 5.2. The advance payment base prices of each Aircraft has been established using currently available forecasts of the escalation factors used by Boeing and applicable to the scheduled month and year of Aircraft delivery. The advance payment base prices will be further increased or decreased by Boeing not later than twenty-five (25) months prior to the scheduled month of delivery, as required to reflect the effects of the then-current forecasted escalation factors used by Boeing in accordance with Exhibit D. The advance payment base price of each Aircraft, including any adjustments made thereto, as contemplated herein, is referred to as the "Advance Payment Base Price."


P.A. No. 1670               2-2